Exhibit 99.1

TXCO's 2003 IPAA Presentation Outline

Slide 1 - Multi-Play, Multi-Pay in the Maverick Basin

Slide 2 - Corporate Information
- Corporate Headquarters
- Contacts
- Forward-Looking Information

Slide 3 - TXCO Snapshot
- Nasdaq Smallcap - TXCO
- Issued Shares - 20 Million
- Founded - 1979
- Headquarters - San Antonio, Texas
- Web Site: www.txco.com

Slide 4 - TXCO Snapshot
Current Operations
- Leasehold: 572,000 Gross Acres
- Maverick Basin - 480,000 acres
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin - 92,000 acres
- Reserve Make Up at Year-end 2002
- 23.5 Bcfe - 62% Gas and 38% Oil
- 52% Proved Developed
- $45.4 million SEC PV-10
- Net Daily Production
- 14.1 MMcfe at December 31, 2002
- 16.3 MMcfe in April 2003

Slide 5 - TXCO Strategy
- Focus Exploration Efforts
- Accumulate Large Leasehold Positions
In Core Area
- Operate Whenever Possible - Currently
More Than 85%
- Use 3-D Seismic and Horizontal Drilling
To Reduce Risk

TXCO's 2003 IPAA Presentation Outline

Slide 6 - Maverick Basin Focus
Map of Western United States of America with inset map
  focusing in on southwest Texas
-     Maverick Basin 480,000 Acres
-     Large, Concentrated Acreage Position Provides Numerous Opportunities
      -  Exploration
      -  Idea Generation
      -  Developmental Drilling
      -  Exploitation
      -  Farm-Outs

Slide 7 - Maverick Basin Potential
Multi-Pay/Multi-Play Potential - Niche Player
-     Gas
          Escondido
          Olmos/Coal Bed Methane
          Georgetown
          Glen Rose Shoal and Reef
          Jurassic
-     Oil
          San Miguel
          Georgetown
          Glen Rose Porosity
-     2003 Drillbit Reserve Exposure - 60 Bcfe Net Unrisked Potential

Slide 8 - Maverick Basin Cross Section
 Drawing showing geologic formations.
-     Escondido 1,000' +/-
-     Olmos / CBM 1,500' +/-
-     San Miguel 1,800' +/-  (Sacatosa Oil Reserves)
-     Georgetown 3,000' +/-
-     C-Zone Glen Rose Shoal 5,000' +/-
-     Glen Rose Reef and Porosity 6,000' +/-
-     Jurassic Formation 16,000' +

Slide 9 - Maverick Basin Acreage
Lease location map shown.
-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies

Slide 10 - TXCO Pipeline System
Map of pipeline superimposed over lease location map.
-     TXCO controls everything from leases to pipelines in its core, Maverick Basin area.
      -  TXCO controls 80 miles of pipeline in Maverick Basin
      -  New midstream support unit

TXCO's 2003 IPAA Presentation Outline

Slide 11 - Glen Rose Play
Picture of seismic data for Paloma Lease and Comanche Lease.
-     Prospect Inventory
      -  100+ Prospective wells, 3-D / 2-D defined
-     Gross Reserves
      -  Paloma = 2.5 Bcfe/well
      -  Comanche = 375 MBbl
-     Drilling and Completion Costs
      -  Paloma = $450,000
      -  Comanche = $750,000

Slide 12 - Glen Rose Horizontal, Vertical Wells
Drawing showing geologic formations and well types.

Slide 13 - Glen Rose Porosity Interval
Picture of 3-D seismic data for 850-acre initial prospect with location of discovery well marked.
-     Discovery Well - February 2002

      -  Initial 850-Acre Feature
      -  Estimated 60-75 MMBbls in Place

Slide 14 - Glen Rose Porosity Grows . . .
Picture of 3-D seismic data for 6-square-mile prospect with location of discovery well marked.
-     Drilling and Seismic - Mid 2002
      -  6-Square-Mile Feature Identified
      -  Original 850 Acres Now Estimated At 100+ MMBbls in Place

Slide 15 - . . . and Grows
Picture of 3-D seismic data, incorporating new 3-D seismic data, for 20-square-mile prospect with location of discovery well, proposed wells, 2002 wells and horizontal well marked.
-     Ongoing Drilling - 2003
      -  20-Square-Miles Identified
      -  ??? MMBbls in Place

Slide 16 - Comanche Fracture Pattern
Picture of seismic data for Comanche field showing fractures.
-     Fractures may control flow capacity of the reservoir

Slide 17 - Comanche Glen Rose Oil Status
-     Surface Discharge Permit Cuts Water Disposal Costs
-     26 New Wells in 2003 CAPEX
          Horizontal-well technology may boost oil production with fewer wells
-     Primary Recovery Factor Appears Low

TXCO's 2003 IPAA Presentation Outline

Slide 18 - Comanche Glen Rose Horizontal Drilling
Drawing showing horizontal wellbore technique to avoid water interval.
-     Horizontal wellbore technique may increase oil recovery.

Slide 19 - Horizontal Glen Rose Shoal Play
Well location map for Chittim E. (Rodessa 5300) Field.
-     100% success rate on first 12 of 20 planned wells

Slide 20 - Georgetown Fault Play: 3-D Seismic
Picture of seismic for Georgetown Fault Play showing 3-D Seismic Cross Section Line and marking the Georgetown Fault System.

Slide 21 - Georgetown Faulting: 'Broken Glass'
Blow-up of section of Georgetown seismic picture showing extensive faulting.
-     High-density faulting offers potential for multiple well locations per section across large acreage block
Slide 22 - Georgetown Faults: 3-D Seismic Cross Section
Picture of cross-section of seismic for Georgetown Faults.

Slide 23 - Olmos/CBM Play: Coalbed Distribution
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests.
-     250,000+ acre lease block
-     Undersaturated coal contains up to 350 scf/ton gas
-     Seams lie from 100-2,200'
-     Coal high volatile bituminous "C"
-     Cost of typical CBM well - $150,000

Slide 24 - CBM Projects - Comanche Ranch
Map of Comanche Ranch leases with location of CBM Pilot wells marked.
-     38 CBM wells now dewatering

Slide 25 - Typical CBM Production Profile for Gas And Water Rates:
                A 3-Phase Cycle
Time line graph depicting Dewatering, Increasing Production, and Declining Production phases.
-     TXCO CBM project still in dewatering phase

Slide 26 - San Miguel Play: Sacatosa South/Comanche/Pena Creek
Map of leases with location of named fields marked, as well as the Sacatosa San Miguel Sand effective up-dip limit line and oil/water contact line and CBM Pilots.

TXCO's 2003 IPAA Presentation Outline

Slide 27 - Dewatering Allows Waterflood Synergism
Drawing of geologic formations with overlay of types of wells.
-     1  -  Water and gas are produced from the CBM zone by the CBM Dewatering Well.
             Gas is extracted for processing
-     2  -  Water is injected into the San Miguel formation through an Injection Well.
-     3  -  Oil is forced toward the producing wellbore
-     4  -  Oil is produced by CBM water injection.

Slide 28 - Pena Creek vs. Sacatosa
Map of lease area showing named fields and well locations.
-     Sacatosa has produced more than 40 million Bbls for ConocoPhillips on 10-acre spacing
-     Look-alike Pena Creek has produced less than 9 million Bbls on 40-acre spacing

Slide 29 - Pena Creek Infill Drilling
Map of Pena Creek lease area showing producing wells, injection wells and new well locations, with inset map showing field location within the TXCO Maverick Basin acreage.
-     Drilling program will increase field density to 20 acres from 40 acres to recover more oil

Slide 30 - Deep Jurassic Basins
Map of the Gulf Coast area showing major basins and marking location of TXCO Lease Block.

Slide 31 - Maverick Basin Deep Jurassic Play
Map of the Maverick Basin area marking location of Humble-Exxon, 1956; Shell, 1953; Conoco, 1977; and Taylor 132-1 TXCO/Blue Star, March 2003 wells.

Slide 32 - Deep Jurassic Seismic
Picture of seismic showing Glen Rose Reef and Jurassic formations.

Slide 33 - 1st Jurassic Test Drilling Ahead
Picture of Rowan rig on the Taylor 132-1 well, TXCO Paloma Lease.

Slide 34 - TXCO Snapshot
   Financial
-     Successful Efforts Accounting
-     Assets Up 78% in 2002 to $53 million
-     Debt/Asset Ratio 13.6% at Year-end 2002
-     2002 Operating Cash Flows - $7.4 million
-     Organic Growth Accelerated in 2002
-     Rolling 3-Year Gross Profit ROI - 173%
-     Rolling 3-Year F&D Drillbit Cost - $1.41/Mcfe

Slide 35 - Total Assets Increasing
Bar chart showing Total Assets in millions by year for 1998 through 2002.
1998 - $16.3; 1999 - $17.6; 2000 - $29.2; 2001 - $29.8; and 2002 - $53.0.
2001 / 2002 78% Increase
34% CAGR - 4-year compound annual growth rate

TXCO's 2003 IPAA Presentation Outline

Slide 36 - Shareholders' Equity Up
Bar chart showing Shareholders' Equity in millions by year for 1998 through 2002.
1998 - $10.6; 1999 - $12.0; 2000 - $23.3; 2001 - $23.1; and 2002 - $37.0.
2001 / 2002 60% Increase
37% CAGR

Slide 37 - Debt/Asset Ratio Remains Low
Bar chart showing Debt/Asset Ratio by year for 1998 through 2002.
1998 - 29.7%; 1999 - 9.1%; 2000 - 4.1%; 2001 - 2.9%; and 2002 - 13.6%.

Slide 38 - Oil/Gas Revenues Climbing
Bar chart showing Oil and Gas Revenues in millions by year for 1998 through 2002.
1998 - $3.0; 1999 - $7.5; 2000 - $14.4; 2001 - $13.8; and 2002 - $19.0.
2001 / 2002 38% Increase
58% CAGR

Slide 39 - Annual Operating Cash Flows Strong
Bar chart showing Operating Cash Flows in millions by year for 1998 through 2002.
1998 - $(1.2); 1999 - $3.9; 2000 - $6.5; 2001 - $8.6; and 2002 - $7.4.

Slide 40 - Rolling 3-Year Gross Profit Return On Investment Ratio - Compared
Bar chart showing Return on Investment Ratios by 3-year periods from 1998 through 2002.
Drillbit only - 1998-2000 - 137%, 1999-2001 - 160%; and 2000-2002 - 208%.
All sources   - 1998-2000 - 107%, 1999-2001 - 135%; and 2000-2002 - 173%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

Slide 41 - Rolling 3-Year Finding and Development Drillbit Costs
Bar chart showing F&D per Mcfe by 3-year periods from 1998 through 2002.
1998-2000 - $1.52; 1999-2001 - $1.58; and 2000-2002 - $1.41.
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

Slide 42 - Proved Reserve Growth
Bar chart showing Proved Reserves in Bcfe at year-end for 1998 through 2002 with proportion of gas and oil reserves indicated on each year bar.
1998 - 6.7; 1999 - 6.4; 2000 - 5.6; 2001 - 12.7; and 2002 - 23.5.
-     38% Oil - 62% Gas
-     52% Proved Developed
Oil Converted at 6:1

Slide 43 - Proved Oil Reserves Sharply Higher
Bar chart showing Proved Oil Reserves in MBbls at year-end for 1998 through 2002.
1998 - 100; 1999 - 106; 2000 - 183; 2001 - 294; and 2002 - 1,479.

TXCO's 2003 IPAA Presentation Outline

Slide 44 - Drilling Activity Accelerating
Bar chart showing number of wells drilled and success rate by year for 1998 through 2002 and planned wells for 2003.
Wells drilled-1998 - 7; 1999 - 10; 2000 - 25; 2001 - 25; and 2002 - 37; 2003 estimate - 93.
Success Rate*- 1998 - 86%, 1999 - 100%, 2000 - 63%, 2001 - 81%, 2002 - 97%.
-     TXCO expects to drill more wells this year than in the past 3 years combined
-     5-year average drilling success rate: 85%
-     * Rate includes annual number of drilled, re-entered, completed and P&A wells, excluding wells in         process at year end

Slide 45 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1998 through 2002.
1998-2000 - 132%; 1999-2001 - 168%; and 2000-2002 - 261%.

Slide 46 - Rising 5-Year CAPEX Trend
Bar chart showing Capital Expenditures in millions and major % components by year for 1999 - 2002 and estimated for 2003.
Total - 1999* - $4.2; 2000** - $11.2; 2001 - $17.8; 2002 - $27.3; and estimated 2003 - $33.1
Wells drilled - 2000** - 77%, 2001 - 73%, 2002 - 52%, and estimated 2003 - 79%.
3-D Seismic  - 2001 - 8%, 2002 - 7%, and estimated 2003 - 6%.
Leases - 2000** - 21%, 2001 - 9%, 2002 - 5%, and estimated 2003 - 13%.
Acquisitions - 2002 - 36%.
-     * Fiscal year ended 8/31
-     ** Calendar year ended 12/31/00, plus four months ended 12/31/99

Slide 47 - 2003 CAPEX Budget
Pie chart showing components of the 2003 Capital Expenditures budget as a % of the total budget.
-     Drilling & Development - 79%
-     Lease Acquisitions - 13%
-     3-D Seismic Acquisitions - 6%
-     Infrastructure - 2%
-     2003E = $33.1 Million

Slide 48 - 2003 Reserve Exposure Risk Mix
Pie chart showing Risk components of the 2003 drilling in millions and as a % of the drilling budget.
Low Risk - 15.1 Bcfe, 25%, $10.2, Escondido, Pena Creek, and Glen Rose Shoal.
Medium Risk - 33.3 Bcfe, 56%, $16.2, Olmos/CBM, Georgetown, Glen Rose Reef & G. R. Porosity
High Risk -  11.6 Bcfe, 19%, none, Jurassic.
-     Record $26.4 million drilling CAPEX targets 60 Bcfe of net unrisked reserve potential

Slide 49 - Why TXCO?
-     TXCO the Dominant Player in Its Focus Areas
-     Integrated Upstream/Midstream Assets
-     Generating Growth
       -  85% increase in proved reserves in 2002

TXCO's 2003 IPAA Presentation Outline

Slide 50 - Why TXCO?
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry investors and partners
       -  History of drilling success - 5-year average - 85%
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
       -  60 Bcfe net unrisked reserve potential in 2003
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 51 - Forward-Looking Statements
Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2002. This annual report and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.